                                                                  EXHIBIT 10.39


                         THIRD AMENDMENT TO CREDIT AGREEMENT
                         -----------------------------------

    THIS AMENDMENT is entered into effective as of May 15, 1996, between MAGNETEK, INC., a Delaware corporation ("BORROWER"), certain Lenders, NATIONSBANK OF TEXAS, N.A. ("AGENT"), as Agent for Lenders, and CIBC INC., THE FIRST NATIONAL BANK OF CHICAGO, and LTCB TRUST COMPANY as Co-Agents for Lenders.

    Borrower, Agent, Co-Agents, and certain Lenders are party to the Credit Agreement (as renewed, extended, and amended, the "CREDIT AGREEMENT") dated as of March 31, 1995, providing for a $200,000,000 revolving credit facility and a $75,000,000 term loan that has been repaid. Borrower, Agent, and Lenders have agreed, upon the following terms and conditions, to amend the Credit Agreement to provide for, among other things, a change to the calculation of the Borrowing Base. Accordingly, for adequate and sufficient consideration, Borrower, Agent, and Lenders agree as follows:

    1. TERMS AND REFERENCES. Unless otherwise stated in this amendment (a) terms defined in the Credit Agreement have the same meanings when used in this amendment and (b) references to "SECTIONS," "SCHEDULES," and "EXHIBITS" are to the Credit Agreement's sections, schedules, and exhibits.

    2. AMENDMENT TO CREDIT AGREEMENT. The Credit Agreement is amended as follows effective as of the date of this amendment.

         (a) SECTION 1 is amended by deleting the terms "RELEASE RATINGS" and "RELEASE RATIO" and by entirely amending the following term:

              BORROWING BASE MEANS, AT ANY TIME, THE SUM OF (a) 80% OF ELIGIBLE ACCOUNTS PLUS (b) THE LESSER OF (i) 40% OF ELIGIBLE INVENTORY OR
         (ii) $100,000,000.

    (b)  SECTION 14.8(b) is entirely amended as follows:

              (b) ALL LENDERS. EXCEPT AS SPECIFICALLY OTHERWISE PROVIDED IN THIS SECTION 14.8, ANY AMENDMENT TO OR CONSENT OR WAIVER UNDER THIS AGREEMENT OR ANY LOAN DOCUMENT THAT PURPORTS TO ACCOMPLISH ANY OF THE FOLLOWING MUST BE BY AN INSTRUMENT IN WRITING EXECUTED BY BORROWER AND AGENT AND EXECUTED (OR APPROVED, AS THE CASE MAY BE) BY EACH LENDER:
         (i) EXTENDS THE DUE DATE OR DECREASES THE AMOUNT OF ANY SCHEDULED PAYMENT OR AMORTIZATION OF THE OBLIGATION BEYOND THE DATE SPECIFIED IN THE LOAN DOCUMENTS; (ii) DECREASES ANY RATE OR AMOUNT OF INTEREST, FEES, OR OTHER SUMS PAYABLE TO AGENT OR LENDERS UNDER THIS AGREEMENT (EXCEPT SUCH REDUCTIONS AS ARE CONTEMPLATED BY THIS AGREEMENT); (iii) CHANGES THE DEFINITION OF "COMMITMENT," "COMMITMENT PERCENTAGE," "DETERMINING LENDERS," OR "PRO RATA PART," OR INCREASES IN THE PERCENTAGES IN THE DEFINITION OF "BORROWING BASE;" (iv) INCREASES ANY ONE OR MORE LENDERS' COMMITMENT; (v) WAIVES COMPLIANCE WITH, AMENDS, OR FULLY OR PARTIALLY

         RELEASES -- EXCEPT AS EXPRESSLY PROVIDED BY SECTION 5.5 OR ANY OTHER LOAN DOCUMENTS OR FOR WHEN A COMPANY MERGES INTO ANOTHER PERSON OR DISSOLVES WHEN SPECIFICALLY PERMITTED IN THE LOAN DOCUMENTS -- ANY GUARANTY OR COLLATERAL; OR (vi) CHANGES THIS CLAUSE (b) OR ANY OTHER MATTER SPECIFICALLY REQUIRING THE CONSENT OF ALL LENDERS UNDER THIS AGREEMENT.

              (c) EXHIBIT D-4 IS ENTIRELY AMENDED IN THE FORM OF -- AND ALL REFERENCES IN THE CREDIT AGREEMENT TO EXHIBIT D-4 ARE CHANGED TO -- THE ATTACHED AMENDED EXHIBIT D-4.

    3. CONDITIONS PRECEDENT. PARAGRAPH 2 above is not effective until Agent receives counterparts of this amendment executed by Borrower, each Restricted Company, and each Lender.

    4. RATIFICATIONS. Borrower (a) ratifies and confirms all provisions of the Loan Documents as amended by this amendment, (b) ratifies and confirms that all guaranties, assurances, and Liens granted, conveyed, or assigned to Agent under the Loan Documents are not released, reduced, or otherwise adversely affected by this amendment and continue to guarantee, assure, and secure full payment and performance of the present and future Obligation, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents and certificates as Agent may request in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens.

    5. REPRESENTATIONS. Borrower represents and warrants to Agent and Lenders that as of the date of this amendment (a) all representations and warranties in the Loan Documents are true and correct in all material respects EXCEPT to the extent that (i) any of them speak to a different specific date or
(ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement, and (b) no Material Adverse Event, Default or Potential Default exists.

    6. MISCELLANEOUS. All references in the Loan Documents to the "CREDIT AGREEMENT" refer to the Credit Agreement as amended by this amendment. This amendment is a "LOAN DOCUMENT" referred to in the Credit Agreement, and the provisions relating to Loan Documents in SECTIONS 1 and 14 of the Credit Agreement are incorporated in this amendment by reference. Except as specifically amended and modified in this amendment, the Credit Agreement is unchanged and continues in full force and effect. This amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument. This amendment binds and inures to each of the undersigned and their respective successors and permitted assigns, subject to the terms of the Credit Agreement. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                        REMAINDER OF PAGE INTENTIONALLY BLANK.
                               SIGNATURE PAGES FOLLOW.

    EXECUTED as of the date first stated above.

MAGNETEK, INC.,                        NATIONSBANK OF TEXAS, N.A.,
as BORROWER                            as AGENT and a LENDER

By                                     By
   ---------------------------------      -------------------------------------
   John P. Colling, Jr., Vice President    Michele M. Shafroth, Senior Vice
                                           President and Treasurer

THE FIRST NATIONAL BANK OF CHICAGO,    CIBC INC.,
as a CO-AGENT and a LENDER             as a CO-AGENT and a LENDER

By                                     By
   ---------------------------------      -------------------------------------
    Name:                                   Name:
         ---------------------------             ------------------------------
    Title:                                  Title:
         ---------------------------             ------------------------------

LTCB TRUST COMPANY,,                   FIRST UNION NATIONAL BANK OF
as a CO-AGENT and a LENDER             TENNESSEE, as a LENDER

By                                     By
   ---------------------------------      -------------------------------------
    Name:                                   Name:
         ---------------------------             ------------------------------
    Title:                                  Title:
         ---------------------------             ------------------------------

CREDIT LYONNAIS - CAYMAN ISLAND N.A.,  FLEET BANK OF MASSACHUSETTS,
BRANCH, as a LENDER                         as a LENDER

By                                     By
   ---------------------------------       ------------------------------------
    Name:                                   Name:
         ---------------------------             ------------------------------
    Title:                                  Title:
         ---------------------------             ------------------------------

SOCIETE GENERALE, SOUTHWEST,           UNION BANK OF CALIFORNIA, N.A.,
AGENCY, as a LENDER                    successor from the merger of Union Bank
                                       and The Bank of California, N.A., as a
                                       LENDER

By                                     By
   ---------------------------------      -------------------------------------
    Name:                                   Name:
         ---------------------------             ------------------------------
    Title:                                  Title:
         ---------------------------             ------------------------------

ARAB BANKING CORPORATION,
as a LENDER

By
   ---------------------------------
    Name:
         ---------------------------
    Title:
         ---------------------------



                   Third Amendment Signature Page One of Two Pages

BANQUE FRANCAISE DU COMMERCE,          THE BOATMEN'S NATIONAL BANK OF
EXTERIEUR, as a LENDER                 ST. LOUIS, as a LENDER

By                                     By
   ---------------------------------      -------------------------------------
    Name:                                   Name:
         ---------------------------             ------------------------------
    Title:                                  Title:
         ---------------------------             ------------------------------


By                                     By
   ---------------------------------      -------------------------------------
    Name:                                   Name:
         ---------------------------             ------------------------------
    Title:                                  Title:
         ---------------------------             ------------------------------

COMMERZBANK AG, ATLANTA AGENCY,        CREDITANSTALT CORPORATE INC.,
FINANCE, as a LENDER                   as a LENDER

By                                     By
   ---------------------------------      -------------------------------------
    Name:                                   Name:
         ---------------------------             ------------------------------
    Title:                                  Title:
         ---------------------------             ------------------------------


By                                     By
   ---------------------------------      -------------------------------------
    Name:                                   Name:
         ---------------------------             ------------------------------
    Title:                                  Title:
         ---------------------------             ------------------------------

FIRST AMERICAN NATIONAL BANK,
as a LENDER

By
   ---------------------------------
    Name:
         ---------------------------
    Title:
         ---------------------------

    To induce Agent to enter into this amendment, the undersigned consent and agree (a) to its execution and delivery, (b) that this amendment in no way releases, diminishes, impairs, reduces, or otherwise adversely affects any Liens, guaranties, assurances, or other obligations or undertakings of any of the undersigned under any Loan Documents, and (c) waive notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and their successors and permitted assigns and inures to Agent and their respective successors and permitted assigns.

                                       MAGNETEK CENTURY ELECTRIC, INC.,
                                       MAGNETEK NATIONAL ELECTRIC COIL, INC.,
                                       and MAGNETEK OHIO TRANSFORMER, INC.,
                                       as GUARANTORS


                                       By
                                           -------------------------------------
                                           John Colling, Jr., Vice President and
                                           Treasurer of all of the foregoing
                                           companies



                   Third Amendment Signature Page Two of Two Pages